
REVITALIZE P&G TOGETHER
Revitalize P&G
Home
About
Videos
Photos
Posts
Community
Create a Page
TRIAN PARTNERS
REVITALIZE P&G TOGETHER
VOTE THE WHITE PROXY CARD
REVITALIZEPG.COM
Dear Fellow P&G Shareholder:
Like
Follow
Share
Learn More
Message
Posts
Revitalize P&G
1 hr
Nelson Peltz has a track record of driving long-term shareholder value in the boardroom. Revitalize P&G Together! bit.ly/2wiuEup
P&G
Like
Comment
Share
Community
Community
See All
Invite your friends to like this Page
About
See All
Send Message
www.revitalizepg.com
Community
English (US) · Español · Português (Brasil) · Français (France) · Deutsch
Privacy · Terms · Advertising · Ad Choices · Cookies · More ·
Facebook © 2017

**Revitalize P&G**

1 hr ·

P&G shareholders, you should want Nelson Peltz in the Boardroom!
bit.ly/2wizkQE


-0:23

8 Views

Like    Comment    Share


Revitalize P&G Together
Revitalize P&G
Home
About
Videos
Photos
Posts
Community
Create a Page
Trian Partners
REVITALIZE P&G TOGETHER
VOTE THE WHITE PROXY CARD
REVITALIZEPG.COM
Dear Fellow P&G Shareholder:
Like
Follow
Share
Learn More
Message
About
Suggest Edits
PAGE INFO
Edit business types
CONTACT INFO
Revitalize P&G
Send Message
http://www.revitalizepg.com
Community
STORY
Like you, Trian invested in P&G because we think it's a great company. But it can do a lot better. You deserve more from your investment. Let's revitalize P&G.



REVITALIZE P&G TOGETHER
Revitalize P&G
Home
About
Videos
Photos
Posts
Community
Create a Page
TRIAN PARTNERS
REVITALIZE P&G TOGETHER
VOTE THE WHITE PROXY CARD
REVITALIZEPG.COM
Dear Fellow P&G Shareholder:
Trian Fund Management, L.P. beneficially owns
& Gamble Company. We are writing to
co-founder Nelson Peltz to the
Company is facing
Like
Follow
Share
Learn More
Message
All Videos
0:27
P&G shareholders, you should want Nelson Peltz in the...
Today · 9 views



TRIAN PARTNERS
REVITALIZE P&G TOGETHER
VOTE THE WHITE PROXY
REVITALIZEPG.COM
REVITALIZE P&G TOGETHER
Tweets
2
Follow
Revitalize P&G
@Revitalize_PG
Like you, Trian invested in P&G because we think it's a great company. But it can do a lot better. You deserve more from your investment. Let's revitalize P&G.
New York, NY
revitalizepg.com
Joined July 2017
Tweet to Revitalize P&G
Photos and videos
Tweets
Tweets & replies
Media
Revitalize P&G @Revitalize_PG · 1h
Clayt Daley: "If you're a @ProcterGamble shareholder, you should want Nelson Peltz in the Boardroom!"
0:10 / 0:27

**Revitalize P&G** @Revitalize_PG · 1h

Nelson Peltz has a track record of driving long-term shareholder value in the boardroom. Revitalize P&G Together! bit.ly/2wiuEup


P&G

1